Securities Act of 1933 File No. 33-20957
                                Investment Company Act of 1940 File No. 811-5451


                               USLICO SERIES FUND
                               THE STOCK PORTFOLIO
                           THE MONEY MARKET PORTFOLIO
                               THE BOND PORTFOLIO
                         THE ASSET ALLOCATION PORTFOLIO


                         SUPPLEMENT DATED MARCH 3, 2003
                                     TO THE
                 USLICO SERIES FUND PROSPECTUS DATED MAY 1, 2002


     Effective March 3, 2003, the second paragraph in the section entitled the "Management of the Portfolios - Portfolio Managers" on page 18 and 19 of the prospectus is amended to read:

     The Money Market Portfolio and that portion of The Asset Allocation Portfolio, which invests in money market assets has been managed by a team of investment professionals led by Jennifer Thompson since March 2003. Ms. Thompson joined ING Groep N.V. in 1998 and has over ten years of investment experience. Prior to joining ING Groep N.V., she spent one year working for Trusco Capital Management as a Fixed Income Portfolio Manager. Prior to joining Trusco, Ms. Thompson spent five years at Fidelity Management & Research Company, where she worked as a Senior Investment Analyst in the Money Market Group. Ms. Thompson is a Chartered Financial Analyst.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE